UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2018

WESTERN ASSET

HIGH INCOME

OPPORTUNITY FUND INC. (HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks high current income. Capital appreciation is a secondary objective.

In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 27, 2018

II	Western Asset High Income Opportunity Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended March 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.3%. Moderating GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), residential fixed investment, exports and state and local government spending. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on March 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In March 2018, 20.3% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended March 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.47% — the low for the period — and ended the period at 2.27%. The high for the period of 2.34% took place on March 20, 2018. The yield for the ten-year Treasury began the reporting period at 2.33% — the low for the period — and ended the period at 2.74%. The high for the period of 2.94% occurred on February 21, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and concerns over a global trade war. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -1.08% during the six-month reporting period ended March 31, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned -0.39% for the six months ended March 31, 2018. The high-yield market posted a modest gain during the first four months of the reporting period. Those gains were then erased over the last two months of the period. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -1.25% during the six months ended March 31, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues.

IV	Western Asset High Income Opportunity Fund Inc.

Performance review

For the six months ended March 31, 2018, Western Asset High Income Opportunity Fund Inc. returned -0.43% based on its net asset value (“NAV”)vii and -3.05% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned -0.39% for the same period. The Lipper High Yield Closed-End Funds Category Averageviii returned -0.03% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.17 per share. As of March 31, 2018, the Fund estimates that 99% of the distributions were sourced from net investment income and 1% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$5.46 (NAV)	-0.43	%†
$4.81 (Market Price)	-3.05	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset High Income Opportunity Fund Inc.	V

Investment commentary (cont’d)

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 27, 2018

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. The Fund may invest in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) and liquidity risk than higher-rated obligations. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed-income securities. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political, social and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset High Income Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2018 and September 30, 2017 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2018

Total Spread Duration
HIO	— 4.26 years
Benchmark	— 4.10 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2018

Total Effective Duration
HIO	— 4.36 years
Benchmark	— 4.06 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 80.2%
Consumer Discretionary — 15.0%
Auto Components — 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	3,900,000	$3,705,000	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,310,000	1,265,788	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,730,000	2,774,362	(a)
Total Auto Components				7,745,150
Diversified Consumer Services — 1.5%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,943,000	3,196,628	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,975,000	2,279,150
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	5,450,000	5,204,750	(a)
Total Diversified Consumer Services				10,680,528
Hotels, Restaurants & Leisure — 2.1%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	2,052,998	2,052,998	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	830,000	855,937	(a)(e)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,820,000	2,946,900
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,050,000	1,081,500	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	715,000	72	*(a)(f)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	3,120,000	3,123,900
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	3,210,000	3,181,912
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,538,000	1,634,125	(a)
Total Hotels, Restaurants & Leisure				14,877,344
Household Durables — 0.3%
Lennar Corp., Senior Notes	4.500%	4/30/24	590,000	579,675
Lennar Corp., Senior Notes	4.750%	5/30/25	750,000	741,563
Lennar Corp., Senior Notes	4.750%	11/29/27	1,030,000	991,375	(a)
Total Household Durables				2,312,613
Media — 8.6%
Altice France SA, Senior Secured Bonds	6.000%	5/15/22	1,400,000	1,370,222	(a)
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	930,000	880,013	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	15,182,000	14,517,787	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	9,835,000	9,171,039	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	1,170,000	1,167,087	(a)

See Notes to Financial Statements.

4	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	5,000,000	$4,795,736
DISH DBS Corp., Senior Notes	5.875%	7/15/22	780,000	748,800
DISH DBS Corp., Senior Notes	5.000%	3/15/23	966,000	871,815
DISH DBS Corp., Senior Notes	5.875%	11/15/24	9,418,000	8,429,110
DISH DBS Corp., Senior Notes	7.750%	7/1/26	3,650,000	3,436,475
Meredith Corp., Senior Notes	6.875%	2/1/26	1,500,000	1,543,125	(a)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	2,311,000	2,420,460
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	1,039,000	1,090,636
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	4,530,000	4,190,250	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	4,400,000	4,488,000	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,530,000	1,520,437	(a)
Total Media				60,640,992
Specialty Retail — 0.9%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,350,000	2,379,375	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	2,030,000	2,022,388
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	2,180,000	1,585,950	(a)
Total Specialty Retail				5,987,713
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	3,736,000	3,675,290	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	136,000	132,600	(a)
Total Textiles, Apparel & Luxury Goods				3,807,890
Total Consumer Discretionary				106,052,230
Consumer Staples — 1.9%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,500,000	1,505,625	(a)
Food & Staples Retailing — 0.1%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	760,000	701,100	(a)
Food Products — 0.9%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	1,400,000	1,394,750	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	3,775,000	3,812,750	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	920,000	869,216	(a)
Total Food Products				6,076,716
Household Products — 0.6%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,080,000	1,132,650
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	940,000	972,900

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — continued
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	650,000	$672,750
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,220,000	1,250,500
Total Household Products				4,028,800
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	790,000	769,263
Total Consumer Staples				13,081,504
Energy — 15.1%
Energy Equipment & Services — 1.0%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,320,000	2,434,770	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	1,220,000	1,210,850	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	1,000,000	852,500
Transocean Inc., Senior Notes	9.000%	7/15/23	830,000	886,025	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	1,770,000	1,389,450
Total Energy Equipment & Services				6,773,595
Oil, Gas & Consumable Fuels — 14.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	650,000	691,438
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,530,000	1,557,387
Berry Petroleum Co. Escrow	—	—	1,230,000	0	*(c)(d)(g)
Berry Petroleum Co. Escrow	—	—	3,484,000	0	*(c)(d)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,840,000	2,903,900	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,740,000	1,945,537	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	2,120,000	2,226,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,200,000	5,395,000
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	1,655,000	1,617,762
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	600,000	543,750
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	680,000	651,100	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	5,560,000	5,372,350
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,640,000	2,541,000
Ecopetrol SA, Senior Notes	7.375%	9/18/43	1,900,000	2,234,875
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	2,100,000	1,989,750
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	1,320,000	1,361,250
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	6,920,000	8,862,385
Magnum Hunter Resources Corp. Escrow	—	—	6,700,000	0	*(c)(d)(g)

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,040,000	$2,523,200	(a)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	1,510,000	1,493,012	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	1,010,000	1,007,475	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,520,000	1,846,800	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,910,000	1,924,325
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,730,000	2,777,775
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,420,000	1,443,075
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	3,550,000	3,853,525
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	3,650,000	3,618,062	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	5,120,000	5,004,800
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,080,000	1,298,700	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,140,000	1,320,553	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,340,000	1,444,150
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,960,000	1,813,000
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	8,970,000	6,587,344
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,540,000	1,549,625	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	2,580,000	2,576,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	5,060,000	5,060,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	600,000	578,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	2,120,000	2,029,900	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	720,000	730,800
Williams Cos. Inc., Debentures	7.500%	1/15/31	620,000	757,563
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,980,000	1,935,450
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,770,000	1,791,187
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,190,000	3,389,375
WPX Energy Inc., Senior Notes	7.500%	8/1/20	530,000	569,750
WPX Energy Inc., Senior Notes	8.250%	8/1/23	860,000	967,500
Total Oil, Gas & Consumable Fuels				99,785,455
Total Energy				106,559,050
Financials — 13.2%
Banks — 6.0%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	2,160,000	2,324,916	(h)(i)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,990,000	3,512,094	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,400,000	3,737,365

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	650,000		$672,367	(h)(i)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,470,000		1,602,300	(a)(h)(i)
CIT Group Inc., Senior Notes	5.375%	5/15/20	640,000		661,600
CIT Group Inc., Senior Notes	4.125%	3/9/21	760,000		765,700
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000		1,026,250
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,470,000		3,560,046
CIT Group Inc., Senior Notes	5.250%	3/7/25	1,050,000		1,077,636
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	2,060,000		2,152,700	(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	2,100,000		2,257,500	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,290,000		2,614,914	(a)(h)(i)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Annual + 6.884%)	7.000%	1/19/21	750,000	EUR	1,007,441	(h)(i)(j)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	2,275,000		2,153,529	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	5,120,000		5,146,256	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	1,390,000		1,436,662	(h)(i)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	1,170,000		1,229,963	(h)(i)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,000,000		1,007,056
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	1,880,000		2,359,400	(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,220,000		1,328,275	(h)(i)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	620,000		711,208
Total Banks					42,345,178
Capital Markets — 1.3%
Credit Suisse Group AG, Junior Subordinated Notes (6.250% to 12/18/24 then USD 5 year Swap Rate + 3.455%)	6.250%	12/18/24	2,750,000		2,828,760	(a)(h)(i)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,680,000		1,782,900
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,880,000		2,359,260
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000		2,189,751
Total Capital Markets					9,160,671
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,744,000		1,879,160
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,520,000		1,551,844	(a)

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,730,000	$1,749,030
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,510,000	1,608,150
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,160,000	2,068,200	(a)
Total Consumer Finance				8,856,384
Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,210,000	1,241,612
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	650,000	669,467
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,640,000	1,545,700	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	12,373,000	11,738,884	(a)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	250,000	258,651
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,675,000	4,094,179
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	170,000	198,429
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	600,000	645,418
Lions Gate Capital Holdings LLC	5.875%	11/1/24	720,000	750,600	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	7,940,000	7,721,650	(a)
Total Diversified Financial Services				28,864,590
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,310,000	1,328,013	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,450,000	1,196,250
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,010,000	1,272,600	(a)
Total Insurance				3,796,863
Total Financials				93,023,686
Health Care — 8.5%
Health Care Providers & Services — 4.5%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,140,000	1,085,850	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	2,575,000	2,690,875	(c)(h)(k)
Centene Corp., Senior Notes	5.625%	2/15/21	1,160,000	1,194,800
Centene Corp., Senior Notes	4.750%	5/15/22	790,000	803,825
Centene Corp., Senior Notes	6.125%	2/15/24	710,000	740,672
Centene Corp., Senior Notes	4.750%	1/15/25	5,320,000	5,200,300
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	6,320,000	5,703,800
DaVita Inc., Senior Notes	5.750%	8/15/22	1,740,000	1,786,980
DaVita Inc., Senior Notes	5.000%	5/1/25	4,150,000	4,021,557
HCA Inc., Debentures	7.500%	11/15/95	6,265,000	6,202,350
HCA Inc., Notes	7.690%	6/15/25	490,000	542,675

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	5.250%	6/15/26	870,000	$883,485
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	1,010,000	1,001,465
Total Health Care Providers & Services				31,858,634
Pharmaceuticals — 4.0%
Allergan Funding SCS, Senior Notes	3.000%	3/12/20	750,000	746,482
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	1,040,000	907,400	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	1,020,000	777,750	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	5,540,000	4,992,660
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,490,000	1,503,485	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	540,000	546,075	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	3,010,000	3,032,575	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	1,470,000	1,479,188	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	3,520,000	3,533,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,330,000	1,178,699	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	7,140,000	6,188,595	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	2,200,000	2,194,500	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	700,000	732,375	(a)
Total Pharmaceuticals				27,812,984
Total Health Care				59,671,618
Industrials — 4.7%
Air Freight & Logistics — 0.1%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,040,000	1,076,400	(a)
Airlines — 0.1%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	529,107	589,955
Building Products — 0.6%
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	1,250,000	1,184,375	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,020,000	1,058,250	(a)
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,340,000	1,304,075	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	490,000	463,515	(a)
Total Building Products				4,010,215
Commercial Services & Supplies — 0.8%
Brink’s Co., Senior Notes	4.625%	10/15/27	1,660,000	1,543,800	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,910,000	2,019,825	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	910,000	919,100
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	1,030,000	1,019,700	(a)
Total Commercial Services & Supplies				5,502,425

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.3%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	1,930,000	$2,065,100	(a)
Industrial Conglomerates — 0.2%
General Electric Co., Senior Notes	6.875%	1/10/39	1,100,000	1,427,395
Machinery — 1.3%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,650,000	3,627,187	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	1,160,000	1,096,200	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,220,000	2,385,790	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,410,000	1,468,163	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	587,000	610,480
Total Machinery				9,187,820
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,850,000	2,344,125	(a)
Trading Companies & Distributors — 0.9%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,290,000	1,240,012	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	4,370,000	4,162,425	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	1,030,000	986,225	(a)
Total Trading Companies & Distributors				6,388,662
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,554,862	676,365	(a)(b)
Total Industrials				33,268,462
Information Technology — 2.4%
Internet Software & Services — 0.8%
Match Group Inc., Senior Notes	6.375%	6/1/24	940,000	1,003,450
Match Group Inc., Senior Notes	5.000%	12/15/27	4,455,000	4,399,313	(a)
Total Internet Software & Services				5,402,763
IT Services — 0.4%
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	1,860,000	1,871,625	(a)
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	1,415,000	1,372,550	(a)
Total IT Services				3,244,175
Software — 0.5%
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	1,641,159	1,649,365	(a)(b)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	1,630,000	1,676,862	(a)
Total Software				3,326,227
Technology Hardware, Storage & Peripherals — 0.7%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	1,220,000	1,256,600	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	990,000	1,059,532	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — continued
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,370,000	$1,372,186
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	670,000	653,006
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	400,000	379,768
Total Technology Hardware, Storage & Peripherals				4,721,092
Total Information Technology				16,694,257
Materials — 7.0%
Chemicals — 0.4%
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,750,000	1,800,312
Venator Finance SARL/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,310,000	1,313,275	(a)
Total Chemicals				3,113,587
Containers & Packaging — 1.8%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,460,000	1,533,000	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,670,000	1,782,725	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,860,000	1,873,950	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	1,390,000	1,400,425	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,070,000	5,754,450
Total Containers & Packaging				12,344,550
Metals & Mining — 4.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	950,000	1,021,250	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,970,000	2,132,525	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,910,000	1,917,520	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	2,960,000	3,515,000
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,150,000	1,137,062	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	29,777
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	780,000	780,000
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	833,000	861,114
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	550,000	533,500
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	3,160,000	3,404,900
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	730,000	707,297
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	4,220,000	3,902,234
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	950,000	990,375	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	1,420,000	1,506,975	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,265,465	26,959	*(a)(f)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	26,600	0	(b)(c)(d)(g)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	1,080,000		$1,104,300	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,140,000		2,383,318	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	1,050,000		1,118,250
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,320,000		2,740,384
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	1,500,000		1,785,000
Total Metals & Mining					31,597,740
Paper & Forest Products — 0.3%
Mercer International Inc., Senior Notes	6.500%	2/1/24	2,020,000		2,121,000
Total Materials					49,176,877
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 1.1%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000		90,675
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,360,000		1,383,800
CoreCivic Inc., Senior Notes	4.625%	5/1/23	200,000		199,500
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,170,000		1,102,725
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	670,000		671,675
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,140,000		1,094,400
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	820,000		865,117
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	2,470,000		2,427,516
Total Equity Real Estate Investment Trusts (REITs)					7,835,408
Real Estate Management & Development — 0.2%
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	1,160,000		1,122,729	(a)
Total Real Estate					8,958,137
Telecommunication Services — 9.4%
Diversified Telecommunication Services — 3.8%
CenturyLink Inc., Senior Notes	7.650%	3/15/42	640,000		545,600
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,270,000		2,332,425	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,910,000		3,066,412	(a)
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	1,123,000		1,170,391
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	8,460,000		8,639,775	(a)
Wind Tre SpA, Senior Secured Notes	3.125%	1/20/25	250,000	EUR	271,877	(j)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	13,170,000		11,062,800
Total Diversified Telecommunication Services					27,089,280

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 5.6%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	665,000	$739,812	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	4,000,000	4,140,000	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	1,899,000	2,236,054	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,190,000	2,047,650
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,120,000	6,410,700
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	4,250,000	4,388,125	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,820,000	1,897,350
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,770,000	4,392,050
Sprint Corp., Senior Notes	7.250%	9/15/21	2,800,000	2,901,500
Sprint Corp., Senior Notes	7.875%	9/15/23	360,000	368,100
Sprint Corp., Senior Notes	7.625%	3/1/26	1,580,000	1,545,556
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,080,000	1,125,900
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	910,000	969,150
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,530,000	1,698,300	(j)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	940,000	1,043,400	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	130,000	130,727	(j)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	3,170,000	3,484,797	(a)
Total Wireless Telecommunication Services				39,519,171
Total Telecommunication Services				66,608,451
Utilities — 1.7%
Electric Utilities — 0.7%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	3,820,000	2,292,000
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,170,000	2,248,662	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	540,000	619,650
Total Electric Utilities				5,160,312
Gas Utilities — 0.4%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,780,000	2,647,950
Independent Power and Renewable Electricity Producers — 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	4,385,299	4,407,226
Total Utilities				12,215,488
Total Corporate Bonds & Notes (Cost — $541,412,172)				565,309,760

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.0%
Consumer Discretionary — 0.7%
Media — 0.7%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	2,770,000	$2,674,989
Liberty Media Corp., Senior Debentures	2.125%	3/31/48	1,690,000	1,676,074	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	700,000	707,840	(a)
Total Consumer Discretionary				5,058,903
Consumer Staples — 0.0%
Personal Products — 0.0%
Herbalife Ltd., Senior Notes	2.625%	3/15/24	130,000	130,781	(a)
Health Care — 0.1%
Pharmaceuticals — 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	430,000	420,911	(a)
Information Technology — 0.2%
Internet Software & Services — 0.2%
Twitter Inc., Senior Bonds	1.000%	9/15/21	1,530,000	1,434,553
Total Convertible Bonds & Notes (Cost — $7,216,426)				7,045,148
Senior Loans — 8.3%
Consumer Discretionary — 4.3%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.130%	4/6/24	4,419,193	4,442,668	(h)(l)(m)
Diversified Consumer Services — 0.2%
Weight Watchers International Inc., 2017 Term Loan B	6.430-6.450%	11/29/24	1,728,125	1,744,326	(h)(l)(m)
Hotels, Restaurants & Leisure — 0.7%
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.877%	3/11/25	1,995,000	2,014,118	(h)(l)(m)(n)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.872%	10/25/23	1,945,088	1,957,908	(h)(l)(m)(n)
Wyndham Hotels & Resorts Inc., Term Loan B	—	3/28/25	700,000	700,000	(n)
Total Hotels, Restaurants & Leisure				4,672,026
Media — 1.2%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.880%	4/30/25	8,067,250	8,105,569	(h)(l)(m)(n)
Specialty Retail — 1.5%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.680%	3/11/22	10,670,961	8,590,124	(h)(l)(m)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.130%	7/5/24	1,064,650	1,069,973	(c)(h)(l)(m)
Spencer Gifts LLC, Second Lien Term Loan (3 mo. LIBOR + 8.250%)	9.990%	6/29/22	1,710,000	1,111,500	(c)(h)(l)(m)
Total Specialty Retail				10,771,597

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	1,241,600	$744,960	(c)(h)(l)(m)
Total Consumer Discretionary				30,481,146
Energy — 0.2%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (wind-down lender claim)	—	—	164,323	139,674	*(c)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	1,130,000	1,200,978	(h)(l)(m)
Total Energy				1,340,652
Financials — 0.2%
Finance — 0.2%
Travelport Finance (Luxembourg) SARL, 2018 Term Loan B	—	3/17/25	1,500,000	1,504,687	(n)
Industrials — 1.9%
Air Freight & Logistics — 0.4%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	4.072%	4/3/22	2,739,966	2,745,484	(h)(l)(m)(n)
Airlines — 0.4%
United Airlines Inc., 2017 Repriced Term Loan (3 mo. LIBOR + 2.000%)	3.772%	4/1/24	2,988,684	3,007,737	(h)(l)(m)
Building Products — 0.2%
Ply Gem Industries Inc., 2018 Term Loan	—	3/28/25	1,430,000	1,424,424	(n)
Professional Services — 0.4%
TransUnion LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.877%	4/10/23	2,985,000	2,997,042	(h)(l)(m)
Trading Companies & Distributors — 0.5%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.936%	1/2/25	3,000,000	3,018,333	(h)(l)(m)
Total Industrials				13,193,020
Information Technology — 0.5%
IT Services — 0.5%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	4.122%	4/26/24	3,845,862	3,856,477	(h)(l)(m)
Materials — 0.7%
Containers & Packaging — 0.7%
Berry Global Inc., Term Loan Q	—	10/1/22	4,000,000	4,020,936	(n)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.627%	2/5/23	997,475	1,003,709	(h)(l)(m)
Total Materials				5,024,645

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.027%	9/30/25	2,480,000		$2,481,550	(h)(l)(m)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000%)	9.702%	2/7/23	652,278		670,216	(h)(l)(m)
Total Senior Loans (Cost — $60,717,724)					58,552,393
Sovereign Bonds — 5.7%
Argentina — 1.6%
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.935%	6/21/20	37,190,000	ARS	1,958,118	(h)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	640,000		679,600
Republic of Argentina, Senior Bonds	7.500%	4/22/26	5,600,000		5,989,200
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,540,000		1,572,340
Republic of Argentina, Senior Notes	5.875%	1/11/28	900,000		848,137
Total Argentina					11,047,395
Brazil — 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	844,000	BRL	268,218
Federative Republic of Brazil, Notes	10.000%	1/1/23	11,300,000	BRL	3,570,879
Federative Republic of Brazil, Notes	10.000%	1/1/27	10,098,000	BRL	3,146,688
Total Brazil					6,985,785
Colombia — 0.4%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	2,500,000		2,523,125
Ecuador — 0.7%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,340,000		4,764,235	(a)
Republic of Ecuador, Senior Notes	7.950%	6/20/24	500,000		498,125	(j)
Total Ecuador					5,262,360
Poland — 0.7%
Republic of Poland, Bonds	4.000%	10/25/23	15,330,000	PLN	4,824,730
Russia — 0.8%
Russian Federal Bond, Bonds	7.050%	1/19/28	340,413,000	RUB	5,991,091
Uruguay — 0.5%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	103,960,000	UYU	3,392,698	(j)
Total Sovereign Bonds (Cost — $38,845,068)					40,027,184
U.S. Government & Agency Obligations — 1.5%
U.S. Government Obligations — 1.5%
U.S. Treasury Notes	1.750%	9/30/19	1,500,000		1,489,512
U.S. Treasury Notes	1.875%	12/31/19	2,500,000		2,483,594

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.000%	1/31/20	3,000,000	$2,985,996
U.S. Treasury Notes	2.250%	2/29/20	1,250,000	1,249,536
U.S. Treasury Notes	1.375%	1/31/21	1,000,000	972,363
U.S. Treasury Notes	1.125%	2/28/21	1,000,000	964,512
Total U.S. Government & Agency Obligations (Cost — $10,160,324)				10,145,513

			Shares
Common Stocks — 1.5%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.3%
Bossier Casino Venture Holdco Inc.			133,649	2,342,867	*(c)(d)
Energy — 1.0%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc. (Escrow)			87,452	24,662	*(c)(d)
KCAD Holdings I Ltd.			427,421,041	2,448,695	*(c)(d)
Total Energy Equipment & Services				2,473,357
Oil, Gas & Consumable Fuels — 0.7%
Berry Petroleum Co.			185,879	1,742,615	*
Blue Ridge Mountain Resources Inc.			345,384	3,004,841	*(c)(d)
MWO Holdings LLC			848	0	*(c)(d)(g)
Total Oil, Gas & Consumable Fuels				4,747,456
Total Energy				7,220,813
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.			86,802	342,868	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			4,958	0	*(c)(d)(g)
Total Industrials				342,868
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC			46,332	787,644	*(c)(d)
Total Common Stocks (Cost — $20,362,148)				10,694,192
Convertible Preferred Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		202,364	2,344,043	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		3,031	35,109	(b)(k)
Total Convertible Preferred Stocks (Cost — $1,885,810)				2,379,152

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Shares	Value
Preferred Stocks — 1.1%
Financials — 1.0%
Consumer Finance — 0.5%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.624%	145,709	$3,785,520	(h)
Diversified Financial Services — 0.5%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.137%	138,925	3,777,370	(h)
Total Financials			7,562,890
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%	41,662,564	416,626	(b)(c)(d)
Total Preferred Stocks (Cost — $10,472,873)			7,979,516
Total Investments before Short-Term Investments (Cost — $691,072,545)			702,132,858
Short-Term Investments — 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $11,007,242)	1.615%	11,007,242	11,007,242
Total Investments — 101.1% (Cost — $702,079,787)			713,140,100
Liabilities in Excess of Other Assets — (1.1)%			(7,945,458)
Total Net Assets — 100.0%			$705,194,642

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	The maturity principal is currently in default as of March 31, 2018.

(g)	Value is less than $1.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(k)	Restricted security (See Note 5).

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset High Income Opportunity Fund Inc.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	All or a portion of this loan is unfunded as of March 31, 2018. The interest rate for fully unfunded term loans is to be determined.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble
UYU	— Uruguayan Peso

At March 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	151	EUR	123	Barclays Bank PLC	4/19/18	$(1)
USD	1,050,532	EUR	850,000	Barclays Bank PLC	4/19/18	3,540
Total						$3,539

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2018

Assets:
Investments, at value (Cost — $702,079,787)	$713,140,100
Foreign currency, at value (Cost — $604,037)	614,136
Cash	17,818
Interest receivable	10,794,911
Receivable for securities sold	5,031,669
Unrealized appreciation on forward foreign currency contracts	3,540
Prepaid expenses	64,791
Total Assets	729,666,965

Liabilities:
Payable for securities purchased	20,480,962
Distributions payable	3,424,654
Investment management fee payable	481,576
Directors’ fees payable	17,393
Unrealized depreciation on forward foreign currency contracts	1
Accrued expenses	67,737
Total Liabilities	24,472,323
Total Net Assets	$705,194,642

Net Assets:
Par value ($0.001 par value; 129,232,211 shares issued and outstanding; 500,000,000 shares authorized)	$129,232
Paid-in capital in excess of par value	856,043,151
Overdistributed net investment income	(4,793,252)
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(157,257,349)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	11,072,860
Total Net Assets	$705,194,642

Shares Outstanding	129,232,211

Net Asset Value	$5.46

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended March 31, 2018

Investment Income:
Interest	$23,877,178
Dividends	300,170
Total Investment Income	24,177,348

Expenses:
Investment management fee (Note 2)	2,882,102
Transfer agent fees	94,880
Directors’ fees	92,982
Legal fees	46,119
Stock exchange listing fees	33,024
Audit and tax fees	27,394
Shareholder reports	19,008
Custody fees	6,391
Insurance	4,974
Interest expense	131
Miscellaneous expenses	10,437
Total Expenses	3,217,442
Net Investment Income	20,959,906

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,513,051)
Forward foreign currency contracts	(7)
Foreign currency transactions	(23,378)
Net Realized Loss	(1,536,436)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(23,147,106)
Forward foreign currency contracts	3,543
Foreign currencies	7,250
Change in Net Unrealized Appreciation (Depreciation)	(23,136,313)
Net Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(24,672,749)
Decrease in Net Assets From Operations	$(3,712,843)

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2018 (unaudited) and the Year Ended September 30, 2017	2018	2017

Operations:
Net investment income	$20,959,906	$44,828,821
Net realized loss	(1,536,436)	(5,243,722)
Change in net unrealized appreciation (depreciation)	(23,136,313)	21,964,707
Increase (Decrease) in Net Assets From Operations	(3,712,843)	61,549,806

Distributions to Shareholders From (Note 1):
Net investment income	(21,581,779)	(47,055,181)
Return of capital	—	(1,148,434)
Decrease in Net Assets From Distributions to Shareholders	(21,581,779)	(48,203,615)
Increase (Decrease) in Net Assets	(25,294,622)	13,346,191

Net Assets:
Beginning of period	730,489,264	717,143,073
End of period*	$705,194,642	$730,489,264
*Includesoverdistributed net investment income of:	$(4,793,252)	$(4,171,379)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$5.65	$5.55	$5.47	$6.31	$6.36	$6.26

Income (loss) from operations:
Net investment income	0.16	0.35	0.39	0.41	0.43	0.45
Net realized and unrealized gain (loss)	(0.18)	0.12	0.12	(0.82)	(0.04)	0.13
Total income (loss) from operations	(0.02)	0.47	0.51	(0.41)	0.39	0.58

Less distributions from:
Net investment income	(0.17) [3]	(0.36)	(0.43)	(0.43)	(0.44)	(0.48)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.17)	(0.37)	(0.43)	(0.43)	(0.44)	(0.48)

Net asset value, end of period	$5.46	$5.65	$5.55	$5.47	$6.31	$6.36

Market price, end of period	$4.81	$5.13	$5.05	$4.69	$5.79	$5.97
Total return, based on NAV[4,5]	(0.43)%	8.81%	9.99%	(6.90)%	6.17%	9.49%
Total return, based on Market Price[6]	(3.05)%	9.28%	17.69%	(12.21)%	4.28%	(3.07)%

Net assets, end of period (millions)	$705	$730	$717	$457	$528	$532

Ratios to average net assets:
Gross expenses	0.89%[7]	0.92%[8]	0.97%[8]	0.89%	0.88%	0.90%
Net expenses	0.89 [7]	0.92 [8]	0.97 [8]	0.89	0.88	0.90
Net investment income	5.82 [7]	6.19	7.29	6.88	6.68	7.04

Portfolio turnover rate	49%	79%	67%	59%	37%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.90% and 0.93% for the years ended September 30, 2017 and 2016, respectively.

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$103,999,232	$2,052,998		$106,052,230
Energy	—	106,559,050	0	*	106,559,050
Health care	—	56,980,743	2,690,875		59,671,618
Materials	—	49,176,877	0	*	49,176,877
Other corporate bonds & notes	—	243,849,985	—		243,849,985
Convertible bonds & notes	—	7,045,148	—		7,045,148
Senior loans:
Consumer discretionary	—	27,554,713	2,926,433		30,481,146
Energy	—	1,200,978	139,674		1,340,652
Other senior loans	—	26,730,595	—		26,730,595
Sovereign bonds	—	40,027,184	—		40,027,184
U.S. government & agency obligations	—	10,145,513	—		10,145,513
Common stocks:
Consumer discretionary	—	—	2,342,867		2,342,867
Energy	—	1,742,615	5,478,198		7,220,813
Industrials	—	—	342,868		342,868
Utilities	—	—	787,644		787,644
Convertible preferred stocks	—	2,379,152	—		2,379,152
Preferred stocks:
Financials	$7,562,890	—	—		7,562,890
Industrials	—	—	416,626		416,626
Total long-term investments	7,562,890	677,391,785	17,178,183		702,132,858
Short-term investments†	11,007,242	—	—		11,007,242
Total investments	18,570,132	677,391,785	17,178,183		713,140,100
Other financial instruments:
Forward foreign currency contracts	—	3,540	—		3,540
Total	$18,570,132	$677,395,325	$17,178,183		$713,143,640

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$1	—	$1

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of September 30, 2017	$1,913,619	$0	*	$2,579,120	$0	*
Accrued premiums/discounts	9,849	—		2,131	—
Realized gain (loss)[1]		—		—	—
Change in unrealized appreciation (depreciation)[2]	(9,849)	—		109,624	—
Purchases	139,379	—		—	—
Sales	—	—		—	—
Transfers into Level 3[3]	—	—		—	—
Transfers out Level 3	—	—		—	—
Balance as of March 31, 2018	$2,052,998	$0	*	$2,690,875	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[2]	$(9,849)	—		$109,624	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy
Balance as of September 30, 2017	$940,500	$1,219,528
Accrued premiums/discounts	547	420
Realized gain (loss)[1]	—	(58,725)
Change in unrealized appreciation (depreciation)[2]	170,453	196,050
Purchases	—	—
Sales	—	(1,217,599)
Transfers into Level 3[3]	1,814,933	—
Transfers out Level 3	—	—
Balance as of March 31, 2018	$2,926,433	$139,674
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[2]	$170,453	$203,014

28	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

	Common Stocks				Preferred Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Industrials	Utilities	Industrials	Total
Balance as of September 30, 2017	$1,075,874	$2,363,594	$258,670	—	$386,659	$10,737,564
Accrued premiums/discounts	—	—	—	—	—	12,947
Realized gain (loss)[1]	—	—	—	—	—	(58,725)
Change in unrealized appreciation (depreciation)[2]	1,266,993	109,763	84,198	$(231,473)	(870)	1,694,889
Purchases	—	—	—	1,019,117	30,837	1,189,333
Sales	—	—	—	—	—	(1,217,599)
Transfers into Level 3[3]	—	3,004,841	—	—	—	4,819,774
Transfers out Level 3	—	—	—		—	—
Balance as of March 31, 2018	$2,342,867	$5,478,198	$342,868	$787,644	$416,626	$17,178,183
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[2]	$1,266,993	$109,763	$84,198	$(231,473)	$(870)	$1,701,853

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by

30	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

32	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a monthly subadvisory fee at an annual rate of 0.30% related to the assets managed by Western Asset Limited.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$314,970,720	$45,421,990
Sales	290,473,526	55,117,177

At March 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$702,079,787	$41,809,980	$(30,749,667)	$11,060,313
Forward foreign currency contracts	—	3,540	(1)	3,539

34	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$3,540

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(7)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$3,543

During the six months ended March 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$149,719

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$3,540	$(1)	$3,539	—	$3,539

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

5. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 3/31/18	Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	3,031	2/17	$30,310	$35,109	$11.58	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$2,575,000	6/17	2,552,448	2,690,875	104.50	0.38%

6. Distributions subsequent to March 31, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/23/2018	4/2/2018	$0.0265
4/20/2018	5/1/2018	$0.0265
5/25/2018	6/1/2018	$0.0265
6/22/2018	7/2/2018	$0.0265
7/20/2018	8/1/2018	$0.0265
8/24/2018	9/4/2018	$0.0265

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2018, the Fund did not repurchase any shares.

8. Capital loss carryforward

As of September 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2018	$(49,024,877)
9/30/2019	(11,684,123)
$(60,709,000)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $92,300,115, which have no expiration date, must be used first to offset any such gains.

36	Western Asset High Income Opportunity Fund Inc. 2018 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and together, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 8 and 9, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory

Western Asset High Income Opportunity Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

38	Western Asset High Income Opportunity Fund Inc.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of seven funds, including the Fund, for the 1-year period ended June 30, 2017; five funds, including the Fund, for the 3- and 5-year periods ended such date; and three funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked fifth among the funds in the Performance Universe for each of the 1-, 3- and 5-year periods ended June 30, 2017 (first being best in these performance rankings) and second among the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance for the 10-year period ended June 30, 2017 was at the Performance Universe median, but its performance was worse than the Performance Universe median for each of the 1-, 3- and 5- year periods ended such date. The Manager noted, among other things, that the Fund maintained a long duration positioning during the 1-, 3- and 5 year periods as a hedge against the possibility of a sharp downturn in the credit markets and that the long duration positioning detracted from the Fund’s performance during those periods. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1, 3-, and 5-year periods ended June 30, 2017. On a net asset value basis, the Fund underperformed its benchmark for each of the periods. The Board considered that the Fund’s performance for the 10-year period was attributable in part to a predecessor portfolio management team.

Western Asset High Income Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged high yield closed-end funds, as classified by Broadridge. The six funds in the Expense Universe had average net common share assets ranging from $41.2 million to $597.8 million. One of the other Expense Universe funds was larger than the Fund and five were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was better (i.e., lower) than the Expense Universe median for that expense component. The Management Fee an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe and was better than the Expense Universe median for that expense component. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked second among the Expense Universe funds and were better than the Expense Universe median for that expense component. The Manager observed that the small number and varying sizes of funds comprising the Expense Universe made meaningful expense comparisons difficult.

40	Western Asset High Income Opportunity Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had decreased by 1 percent during the period covered by the analysis and remained at a level that the Board did not consider

Western Asset High Income Opportunity Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

42	Western Asset High Income Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 26, 2018 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	95,475,423	5,991,707
Eileen A. Kamerick	98,527,002	2,940,128
Jane Trust	96,041,145	5,425,985

At March 31, 2018, in addition to Paolo M. Cucchi, Eileen A. Kamerick and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Western Asset High Income Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period:

44	Western Asset High Income Opportunity Fund Inc.

(i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Income Opportunity Fund Inc.	45

Western Asset

High Income Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC†

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon (“BNY”)‡

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

*	Effective January 1, 2018, Ms. Berg became Treasurer.
†	Prior to May 2, 2018, known as Western Asset Management Company.
‡	Effective April 9, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04035 5/18 SR18-3339

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: May 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: May 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: May 21, 2018